Initial Public Offering	3 Months Ended
Sep. 30, 2020
Initial Public Offering [Abstract]
Initial Public Offering

Note 3 — Initial Public Offering

On August 14, 2020, the Company consummated its Initial Public Offering of 12,075,000 Public Shares, including the issuance of 1,575,000 Public Shares as a result of the underwriter’s exercise in full of its over-allotment option, at $10.00 per share, generating gross proceeds of approximately $120.8 million, and incurring offering costs of approximately $7.1 million, inclusive of approximately $4.2 million in deferred underwriting commissions.